UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employe Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (734) 864-5647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2007, Advanced Photonix, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended September 28, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Company submitted its form 10-Q for the second quarter ended September 28, 2007 for filing with the Securities and Exchange Commission (the "SEC") on November 12, 2007. Since the SEC was closed for Veterans Day, the form 10-Q was posted on EDGAR on November 13, 2007. The form 10-Q was also available on November 12, 2007 at the Company's website (www.advancedphotonix.com under the "Investors" link).

On November 12, 2007, the Company conducted a conference call, which was also available via webcast, to discuss the results for the second quarter. The transcript of the call is attached as exhibit 99.2, which is incorporated with this Item 2.02 by reference.

The attached hereto are exhibits being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated them by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Exhibit

99.1	The Company’s press release reporting its results for the second quarter ended September 28, 2007.

99.2	Transcript of Conference Call and Webcast conducted by the Company on November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

Date: November 15, 2007	By:	/s/ Richard Kurtz
Richard Kurtz, Chief Executive Officer